                                                                    EXHIBIT 10.4



                         DIRECTOR RESIGNATION AGREEMENT


         This Director Resignation Agreement ("RESIGNATION AGREEMENT"), dated as of August 17, 2005, is among Pacific Continental Corporation, an Oregon corporation ("PCBK"), NWB Financial Corporation a Washington corporation ("NWB"), NWB's subsidiary, Northwest Business Bank, a Washington corporation (the "Bank") and the undersigned, each of whom is a director ("DIRECTOR") of NWB and/or the Bank.

                                     RECITAL

         In connection with the Plan and Agreement of Merger (the "MERGER AGREEMENT") dated as of the date hereof, whereby, among other things, NWB will merge with and into PCBK and the Bank will merge with and into PCBK's subsidiary, Pacific Continental Bank (the "TRANSACTION"), each Director hereby agrees as follows:

                                    AGREEMENT

1. RESIGNATION. Each Director hereby tenders his or her resignation from the Boards of Directors of NWB and/or the Bank, as the case may be, effective only upon the closing of the Transaction.

2. MISCELLANEOUS.

   a. Counterparts. This Resignation Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.

   b. Governing Law. This Resignation Agreement will be deemed a contract made under, and for all purposes will be construed in accordance with, the laws of the State of Oregon.



                             SIGNATURES ON NEXT PAGE


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This Director Resignation Agreement is signed as of August 17, 2005.

PACIFIC CONTINENTAL CORPORATION                              NWB FINANCIAL CORPORATION


By /s/ Hal Brown                                             By /s/ Basant Singh
   ---------------------------------                            -----------------------------------
   Hal Brown                                                    Basant Singh
   President & Chief Executive Officer                          President & Chief Executive Officer


                                                             NORTHWEST BUSINESS BANK


                                                             By /s/ Basant Singh
                                                                -----------------------------------
                                                                Basant Singh
                                                                President & Chief Executive Officer

DIRECTORS:


         /s/ Derek Edmonds                                            /s/ James R. Kern
--------------------------------------------                 --------------------------------------
Derek Edmonds                                                James R. Kern

         /s/ Joseph W. Edmonds                                        /s/ Henry G. Liebman
--------------------------------------------                 --------------------------------------
Joseph W. Edmonds                                            Henry G. Liebman

         /s/ Christopher C. Evans                                     /s/ Basant Singh
--------------------------------------------                 --------------------------------------
Christopher C. Evans                                         Basant Singh

         /s/ Michael E. Heijer                                        /s/ Martin D. Weiss
--------------------------------------------                 --------------------------------------
Michael E. Heijer                                            Martin D. Waiss


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